UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2019

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 24, 2019, Heat Biologics, Inc. (the “Company”) filed a Current Report on Form 8-K with the United States Securities and Exchange Commission to report under Items 5.02, 5.07 and 8.01 thereof (the “Original Form 8-K”) the voting results for the proposals submitted to stockholders at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), held on July 23, 2019. The Annual Meeting was adjourned until August 22, 2019 with respect to two of the proposals set forth in the Company’s definitive proxy statement on Schedule 14A, dated June 4, 2019, for the Annual Meeting (the “Definitive Proxy Statement”): (i) to approve (in the event it is deemed advisable by the Company’s Board of Directors) an amendment to the Company’s third amended and restated certificate of incorporation, as amended (the “Amended and Restated Certificate of Incorporation”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, $0.0002 par value per share, at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every two (2) to ten (10) shares of common stock (the “Reverse Stock Split”); which was Proposal 4 in the Definitive Proxy Statement, and (ii) to approve an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, from 100,000,000 to 250,000,000 shares (the “Increase”), which was Proposal 5 in the Definitive Proxy Statement. This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to disclose the voting results with respect to Proposal 4 and Proposal 5 voted on at the reconvened portion of the Annual Meeting held on August 22, 2019. No other changes have been made to the Original Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Proposal 4 - Reverse Stock Split

The Company did not receive proxies approving the Reverse Stock Split from holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date and therefore the Company’s stockholders did not approve the Reverse Stock Split at the reconvened Annual Meeting. The results of the voting for the Reverse Stock Split were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

9,620,269	2,759,115	227,026	0

Proposal 5-Increase in Authorized Shares of Common Stock

The Company did not receive proxies approving the Increase from holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date and therefore the Company’s stockholders did not approve the Increase at the reconvened Annual Meeting. The results of the voting for the Increase were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

7,764,131	4,669,722	172,557	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2019	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer